UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2012

Energizer Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 Maryville University Drive

St. Louis, Missouri 63141

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

Energizer Holdings, Inc. (“Energizer” or the “Company”) is filing this Amendment No. 1 to Form 8-K in part to update information reported in Item 2.05 to the Current Report on Form 8-K filed November 8, 2012 (the “Original 8-K”) regarding the timing and estimated amount or range of amounts to be incurred for each major type of cost associated with the Company’s previously announced restructuring.

Except for the foregoing, this Amendment No. 1 does not amend the Original 8-K in any way and does not modify or update any other disclosures contained in the Original 8-K. This Amendment No. 1 supplements and does not supersede the Original 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original 8-K.

The Company currently anticipates that the timing of plant closures and streamlining efforts will be as follows:

Plant Closures:

•	Tampoi, Malaysia packaging facility – by March 31, 2013

•	St. Albans, Vermont battery and lights facility – by September 30, 2013

•	Maryville, Missouri battery facility – by December 31, 2013

Efforts to Streamline Operations:

•	Asheboro, North Carolina battery facility – by June 30, 2013

•	Walkerton, Canada packaging facility – by December 31, 2013

•	China lights facility – by June 30, 2014

The Company estimates one-time charges associated with these and other actions to be completed in connection with the previously announced restructuring to be approximately $250 million, with $175 million of that amount in cash charges and the other $75 million of that amount in non-cash charges. The Company also anticipates that $120 million to $140 million of these one-time charges will occur in fiscal 2013. Additionally, the Company expects to incur additional incremental capital expenditures of approximately $50 million, primarily in information technology. At this time, the Company is not able, in good faith, to make a determination of the estimated amount or range of amounts to be incurred for each major type of cost. The Company will file an amendment to this report upon the determination of such amounts.

We expect that a majority of the one-time charges associated with these initiatives are expected to be recorded within the next 12 to 18 months.

This Form 8-K contains forward-looking statements including without limitation those regarding Energizer’s future business outlook, potential cost savings and the timing of any such savings, costs to achieve such savings, future investment in the business, actions required to obtain the savings detailed, the impact of cost savings on financial metrics, future earnings, future earnings per share, changes to operating metrics, business strategy, the timing or amount of capital expenditures, compensation practices and the timing of future announcements. Forward-looking statements are not based on historical facts but instead reflect the Company’s expectations, estimates or projections concerning future results or events. These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “may,” “could,” “intend,” “belief,” “estimate,” “plan,” “likely,” “will,” “should” or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause the Company’s actual results, performance or achievements to differ materially from those expressed in or indicated by those statements. We cannot assure you that any of the Company’s expectations, estimates or projections will be achieved. Numerous factors could cause the Company’s actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•	Energizer’s ability to timely implement its strategic initiatives in a manner that will positively impact our financial condition and results of operations;

•	The impact of strategic initiatives on Energizer’s relationships with its employees, its major customers and vendors;

•	Energizer’s ability to improve operations and realize cost savings;

•	General market and economic conditions;

•	The success of new products and the ability to continually develop new products;

•	Energizer’s ability to predict consumption trends with respect to the overall battery category and Energizer’s other businesses;

•	Energizer’s ability to continue planned advertising and other promotional spending;

•	The impact of raw material and other commodity costs;

•	The impact of foreign currency exchange rates and offsetting hedges on Energizer’s profitability for the year with any degree of certainty;

•	The impacts of interest and principal repayment from our debt;

•	The impact of legislative or regulatory determinations or changes by federal, state and local, and foreign authorities, including taxing authorities;

•	Local currency movements.

The list of factors above is illustrative, but by no means exhaustive. In addition, estimates provided in this press release are preliminary and could change as the assessment develops, new information is obtained and the implementation progresses. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in Energizer’s publicly filed documents; including its annual report on Form 10-K for the year ended September 30, 2012. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Item 7.01. Regulation FD Disclosure.

On December 12, 2012, Energizer Holdings, Inc. (the “Company”) participated in an investor conference. Pursuant to Item 7.01, “Regulation FD Disclosure,” the Company is furnishing on this Form 8-K a series of slides referenced in the Company’s remarks at the conference. Presentation slides are also posted on the Company’s website.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation Slides provided by Energizer Holdings, Inc. dated December 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: December 12, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Presentation Slides provided by Energizer Holdings, Inc. dated December 12, 2012.

5